Income Taxes - Schedule of Net Deferred Tax Assets (Detail) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Deferred tax asset
Net operating loss carryforward	$ 0	$ 33,531
Startup/Organization expenses	362,459	62,930
Total deferred tax assets	362,459	96,461
Valuation allowance	(362,459)	(96,461)
Deferred tax asset, net of allowance	$ 0	$ 0